Exhibit 99.1

News Release

Trustmark Corporation Announces First Quarter 2019 Financial Results

JACKSON, Miss. – April 23, 2019 – Trustmark Corporation (NASDAQ:TRMK) reported net income of $33.3 million in the first quarter of 2019, representing diluted earnings per share of $0.51. This level of earnings resulted in a return on average tangible equity of 11.55% and a return on average assets of 1.01%. Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per share payable June 15, 2019, to shareholders of record on June 1, 2019.

First Quarter Highlights

•	Net interest margin (FTE), excluding acquired loans, was 3.60% in the first quarter, up 10 basis points from the prior quarter and 23 basis points year-over-year
•	Core noninterest expense, which excludes other real estate expense and intangible amortization, totaled $103.2 million in the first quarter, up 0.6% from the prior quarter and 3.0% year-over-year
•	Sustained strong credit performance as reflected in the reduction in nonperforming assets

Gerard R. Host, President and CEO, stated, “We had a great start to the new year as reflected by profitable loan and deposit growth and solid performance in our insurance business.  Additionally, we maintained disciplined expense management and continued to effectively deploy capital through our share repurchase program. We remain committed to managing the franchise for the long term, providing investments to promote profitable revenue growth, realigning delivery channels to support changing customer preferences, as well as efficiency programs that enhance long-term shareholder value.”

Balance Sheet Management

•	Loans held for investment increased $159.1 million, or 1.8%, from the prior quarter and $481.0 million, or 5.6%, year-over-year
•	Deposits increased $170.4 million, or 1.5%, from the prior quarter and $559.0 million, or 5.1%, year-over-year
•	Continued balance sheet optimization through maturing investment securities run-off and opportunistic share repurchases

Loans held for investment totaled $9.0 billion at March 31, 2019, an increase of 1.8% from the prior quarter and 5.6% from the comparable period one year earlier. Acquired loans totaled $93.2 million at March 31, 2019, down $13.7 million from the prior quarter.  Collectively, loans held for investment and acquired loans totaled $9.1 billion at March 31, 2019, up $145.4 million, or 1.6%, from the prior quarter and $358.8 million, or 4.1%, year-over-year.

Deposits totaled $11.5 billion at March 31, 2019, up $170.4 million, or 1.5%, from the prior quarter. Trustmark continues to maintain an attractive, low-cost deposit base with approximately 58% of deposit balances in checking accounts. Deposit costs remain well controlled with an 8 basis point linked-quarter increase in total deposit cost.

Trustmark’s capital position remained solid, reflecting the consistent profitability of its diversified financial services businesses.  During the first quarter, Trustmark repurchased $36.9 million, or approximately 1.2 million of its common shares in open market transactions, completing its $100.0 million share repurchase program announced in 2016.  As previously disclosed, Trustmark announced a new $100.0 million share repurchase program effective April 1, 2019, which expires March 31, 2020. This repurchase program, which is subject to market conditions and management discretion, will be implemented through open market repurchases or privately negotiated transactions. At March 31, 2019, Trustmark’s tangible equity to tangible assets ratio was 9.15%, while the total risk-based capital ratio was 13.21%.

Credit Quality

•	Nonaccrual loans declined 8.4% and 17.9% from the prior quarter and year-over-year, respectively
•	Other real estate decreased 7.3% and 18.7% from the prior quarter and year-over-year, respectively
•	Net charge-offs totaled $1.9 million during the first quarter, representing 0.09% of average loans

Nonperforming loans totaled $56.4 million at March 31, 2019, down 8.4% from the prior quarter and 17.9% year-over-year.  Other real estate totaled $32.1 million, reflecting a decline of 7.3% from the previous quarter and 18.7% from the same period one year earlier. Collectively, nonperforming assets totaled $88.6 million, reflecting a linked-quarter decrease of 8.0% and year-over-year decrease of 18.2%.

Allocation of Trustmark's $79.0 million allowance for loan losses represented 0.96% of commercial loans and 0.57% of consumer and home mortgage loans, resulting in an allowance to total loans held for investment of 0.88% at March 31, 2019, representing a level management considers commensurate with the inherent risk in the loan portfolio. The allowance for loan losses represented 342.97% of nonperforming loans, excluding specifically reviewed impaired loans.

Unless otherwise noted, all of the above credit quality metrics exclude acquired loans.

Revenue Generation

•	Net interest income (FTE), excluding acquired loans, totaled $106.1 million, up 0.9% from the prior quarter and 5.7% year-over-year
•	Net interest margin (FTE), excluding acquired loans, was 3.60%, an increase of 10 basis points from the prior quarter and 23 basis points year-over-year
•	Maturing investment securities run-off continued to be accretive to the net interest margin

Net interest income (FTE) in the first quarter totaled $108.0 million, resulting in a net interest margin of 3.63%, up 7 basis points from the prior quarter.  Relative to the prior quarter, net interest income (FTE) decreased $372 thousand, reflecting a $555 thousand increase in interest income and a $927 thousand increase in interest expense. During the first quarter of 2019, the yield on acquired loans totaled 7.45% and included $243 thousand in recoveries from the settlement of debt, which represented approximately 0.95% of the annualized total acquired loan yield.

Noninterest income in the first quarter decreased 4.7% from the prior quarter to total $41.5 million, as increased insurance commissions were more than offset by lower mortgage banking revenue and seasonal reductions in various fee-income categories.  Insurance revenue totaled $10.9 million in the first quarter, up 13.7% from the prior quarter and 15.4% year-over-year; this performance primarily reflects growth in the commercial property and casualty and group health businesses.  Mortgage banking revenue totaled $3.4 million in the first quarter, down $2.3 million from the prior quarter and $7.8 million year-over-year.  The linked-quarter change reflects an increase in mortgage banking income before hedge ineffectiveness of $1.4 million, which was more than offset by an increase in net negative hedge ineffectiveness of $3.7 million.   Mortgage loan production during the first quarter totaled $283.5 million, down 6.7% from the prior quarter and 2.0% year-over-year.

Wealth management revenue in the first quarter totaled $7.5 million, unchanged from the prior quarter and down 1.1% year-over-year.  The year-over-year decline is primarily attributable to growth in annuity sales being more than offset by declines in trust management and brokerage revenue.  Bank card and other fees declined $559 thousand from the prior quarter due to seasonal reductions in interchange income and other miscellaneous bank fees. Service charges on deposit accounts declined $858 thousand from the prior quarter, reflecting seasonal reductions in NSF and overdraft fees. Other income in the first quarter totaled $2.2 million, up 17.6% from the prior quarter due principally to growth in other miscellaneous income.

Noninterest Expense

•	Total noninterest expense increased 2.0% linked quarter and 3.5% year-over-year to $106.0 million
•	Core noninterest expense, which excludes other real estate expense and intangible amortization, totaled $103.2 million, up 0.6% from the prior quarter and 3.0% year-over-year
•	Continued to realign retail delivery channels with changing customer preferences

Salaries and employee benefits increased $2.2 million from the prior quarter to total $61.0 million.  The increase was primarily attributable to growth in insurance commissions as well as a seasonal increase in payroll taxes.  Services and fees decreased $942 thousand linked-quarter.  Office occupancy and total equipment expense declined $287 thousand and $405 thousand, respectively, linked quarter. Other real estate expense totaled $1.8 million.  Other expense totaled $12.2 million, a decline of $42 thousand on a linked-quarter basis.

Additional Information

As previously announced, Trustmark will conduct a conference call with analysts on Wednesday, April 24, 2019 at 8:30 a.m. Central Time to discuss the Corporation’s financial results. Interested parties may listen to the conference call by dialing (877) 317-3051 or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com. A replay of the conference call will also be available through Wednesday, May 8, 2019, in archived format at the same web address or by calling (877) 344-7529, passcode 10129934.

Trustmark Corporation is a financial services company providing banking and financial solutions through 195 offices in Alabama, Florida, Mississippi, Tennessee and Texas.

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including potential market impacts of efforts by the Federal Reserve Board to reduce the size of its balance sheet, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Investor Contacts:	Trustmark Media Contact:
Louis E. Greer	Melanie A. Morgan
Treasurer and	Senior Vice President
Principal Financial Officer	601-208-2979
601-208-2310

F. Joseph Rein, Jr.

Senior Vice President

601-208-6898

TRUSTMARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL INFORMATION
March 31, 2019
($ in thousands)
(unaudited)

				Linked Quarter		Year over Year
QUARTERLY AVERAGE BALANCES	3/31/2019	12/31/2018	3/31/2018	$ Change	% Change	$ Change	% Change
Securities AFS-taxable	$1,753,268	$1,847,421	$2,141,144	$(94,153)	-5.1%	$(387,876)	-18.1%
Securities AFS-nontaxable	40,159	38,821	57,972	1,338	3.4%	(17,813)	-30.7%
Securities HTM-taxable	866,665	893,186	1,005,721	(26,521)	-3.0%	(139,056)	-13.8%
Securities HTM-nontaxable	28,710	29,143	32,734	(433)	-1.5%	(4,024)	-12.3%
Total securities	2,688,802	2,808,571	3,237,571	(119,769)	-4.3%	(548,769)	-17.0%
Loans (including loans held for sale)	9,038,204	8,933,501	8,636,967	104,703	1.2%	401,237	4.6%
Acquired loans	104,316	127,747	243,152	(23,431)	-18.3%	(138,836)	-57.1%
Fed funds sold and rev repos	277	843	478	(566)	-67.1%	(201)	-42.1%
Other earning assets	243,493	200,282	213,985	43,211	21.6%	29,508	13.8%
Total earning assets	12,075,092	12,070,944	12,332,153	4,148	0.0%	(257,061)	-2.1%
Allowance for loan losses	(82,227)	(85,842)	(82,304)	3,615	4.2%	77	0.1%
Cash and due from banks	423,749	339,605	336,642	84,144	24.8%	87,107	25.9%
Other assets	1,023,862	1,023,226	1,030,738	636	0.1%	(6,876)	-0.7%
Total assets	$13,440,476	$13,347,933	$13,617,229	$92,543	0.7%	$(176,753)	-1.3%

Interest-bearing demand deposits	$2,899,467	$2,722,841	$2,404,428	$176,626	6.5%	$495,039	20.6%
Savings deposits	3,786,835	3,565,682	3,737,507	221,153	6.2%	49,328	1.3%
Time deposits	1,881,556	1,892,983	1,748,645	(11,427)	-0.6%	132,911	7.6%
Total interest-bearing deposits	8,567,858	8,181,506	7,890,580	386,352	4.7%	677,278	8.6%
Fed funds purchased and repos	84,352	340,094	277,877	(255,742)	-75.2%	(193,525)	-69.6%
Other borrowings	90,804	90,252	752,157	552	0.6%	(661,353)	-87.9%
Junior subordinated debt securities	61,856	61,856	61,856	—	0.0%	—	0.0%
Total interest-bearing liabilities	8,804,870	8,673,708	8,982,470	131,162	1.5%	(177,600)	-2.0%
Noninterest-bearing deposits	2,824,220	2,862,161	2,881,374	(37,941)	-1.3%	(57,154)	-2.0%
Other liabilities	221,199	216,932	180,871	4,267	2.0%	40,328	22.3%
Total liabilities	11,850,289	11,752,801	12,044,715	97,488	0.8%	(194,426)	-1.6%
Shareholders' equity	1,590,187	1,595,132	1,572,514	(4,945)	-0.3%	17,673	1.1%
Total liabilities and equity	$13,440,476	$13,347,933	$13,617,229	$92,543	0.7%	$(176,753)	-1.3%

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL INFORMATION
March 31, 2019
($ in thousands)
(unaudited)

				Linked Quarter		Year over Year
PERIOD END BALANCES	3/31/2019	12/31/2018	3/31/2018	$ Change	% Change	$ Change	% Change
Cash and due from banks	$454,047	$349,561	$315,276	$104,486	29.9%	$138,771	44.0%
Fed funds sold and rev repos	—	830	112	(830)	-100.0%	(112)	-100.0%
Securities available for sale	1,723,445	1,811,813	2,097,497	(88,368)	-4.9%	(374,052)	-17.8%
Securities held to maturity	884,319	909,643	1,023,975	(25,324)	-2.8%	(139,656)	-13.6%
Loans held for sale (LHFS)	172,683	153,799	163,882	18,884	12.3%	8,801	5.4%
Loans held for investment (LHFI)	8,995,014	8,835,868	8,513,985	159,146	1.8%	481,029	5.6%
Allowance for loan losses, LHFI	(79,005)	(79,290)	(81,235)	285	0.4%	2,230	2.7%
Net LHFI	8,916,009	8,756,578	8,432,750	159,431	1.8%	483,259	5.7%
Acquired loans	93,201	106,932	215,476	(13,731)	-12.8%	(122,275)	-56.7%
Allowance for loan losses, acquired loans	(1,297)	(1,231)	(4,294)	(66)	-5.4%	2,997	69.8%
Net acquired loans	91,904	105,701	211,182	(13,797)	-13.1%	(119,278)	-56.5%
Net LHFI and acquired loans	9,007,913	8,862,279	8,643,932	145,634	1.6%	363,981	4.2%
Premises and equipment, net	189,743	178,668	178,584	11,075	6.2%	11,159	6.2%
Mortgage servicing rights	86,842	95,596	94,850	(8,754)	-9.2%	(8,008)	-8.4%
Goodwill	379,627	379,627	379,627	—	0.0%	—	0.0%
Identifiable intangible assets	10,092	11,112	14,963	(1,020)	-9.2%	(4,871)	-32.6%
Other real estate	32,139	34,668	39,554	(2,529)	-7.3%	(7,415)	-18.7%
Operating lease right-of-use assets	33,861	—	—	33,861	n/m	33,861	n/m
Other assets	503,306	498,864	511,187	4,442	0.9%	(7,881)	-1.5%
Total assets	$13,478,017	$13,286,460	$13,463,439	$191,557	1.4%	$14,578	0.1%

Deposits:
Noninterest-bearing	$2,867,778	$2,937,594	$3,004,442	$(69,816)	-2.4%	$(136,664)	-4.5%
Interest-bearing	8,667,037	8,426,817	7,971,359	240,220	2.9%	695,678	8.7%
Total deposits	11,534,815	11,364,411	10,975,801	170,404	1.5%	559,014	5.1%
Fed funds purchased and repos	46,867	50,471	274,833	(3,604)	-7.1%	(227,966)	-82.9%
Other borrowings	83,265	79,885	443,618	3,380	4.2%	(360,353)	-81.2%
Junior subordinated debt securities	61,856	61,856	61,856	—	0.0%	—	0.0%
Operating lease liabilities	34,921	—	—	34,921	n/m	34,921	n/m
Other liabilities	129,265	138,384	137,194	(9,119)	-6.6%	(7,929)	-5.8%
Total liabilities	11,890,989	11,695,007	11,893,302	195,982	1.7%	(2,313)	0.0%
Common stock	13,499	13,717	14,121	(218)	-1.6%	(622)	-4.4%
Capital surplus	272,268	309,545	366,021	(37,277)	-12.0%	(93,753)	-25.6%
Retained earnings	1,342,176	1,323,870	1,257,881	18,306	1.4%	84,295	6.7%
Accum other comprehensive loss, net of tax	(40,915)	(55,679)	(67,886)	14,764	26.5%	26,971	39.7%
Total shareholders' equity	1,587,028	1,591,453	1,570,137	(4,425)	-0.3%	16,891	1.1%
Total liabilities and equity	$13,478,017	$13,286,460	$13,463,439	$191,557	1.4%	$14,578	0.1%

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL INFORMATION
March 31, 2019
($ in thousands except per share data)
(unaudited)

	Quarter Ended			Linked Quarter		Year over Year
INCOME STATEMENTS	3/31/2019	12/31/2018	3/31/2018	$ Change	% Change	$ Change	% Change
Interest and fees on LHFS & LHFI-FTE	$109,890	$107,709	$94,712	$2,181	2.0%	$15,178	16.0%
Interest and fees on acquired loans	1,916	3,183	4,877	(1,267)	-39.8%	(2,961)	-60.7%
Interest on securities-taxable	14,665	15,496	17,506	(831)	-5.4%	(2,841)	-16.2%
Interest on securities-tax exempt-FTE	646	617	824	29	4.7%	(178)	-21.6%
Interest on fed funds sold and rev repos	2	4	2	(2)	-50.0%	—	0.0%
Other interest income	1,603	1,158	934	445	38.4%	669	71.6%
Total interest income-FTE	128,722	128,167	118,855	555	0.4%	9,867	8.3%
Interest on deposits	19,570	17,334	9,491	2,236	12.9%	10,079	n/m
Interest on fed funds pch and repos	288	1,528	662	(1,240)	-81.2%	(374)	-56.5%
Other interest expense	825	894	3,394	(69)	-7.7%	(2,569)	-75.7%
Total interest expense	20,683	19,756	13,547	927	4.7%	7,136	52.7%
Net interest income-FTE	108,039	108,411	105,308	(372)	-0.3%	2,731	2.6%
Provision for loan losses, LHFI	1,611	2,192	3,961	(581)	-26.5%	(2,350)	-59.3%
Provision for loan losses, acquired loans	78	(247)	150	325	n/m	(72)	-48.0%
Net interest income after provision-FTE	106,350	106,466	101,197	(116)	-0.1%	5,153	5.1%
Service charges on deposit accounts	10,265	11,123	10,857	(858)	-7.7%	(592)	-5.5%
Bank card and other fees	7,191	7,750	6,626	(559)	-7.2%	565	8.5%
Mortgage banking, net	3,442	5,716	11,265	(2,274)	-39.8%	(7,823)	-69.4%
Insurance commissions	10,871	9,562	9,419	1,309	13.7%	1,452	15.4%
Wealth management	7,483	7,504	7,567	(21)	-0.3%	(84)	-1.1%
Other, net	2,239	1,904	1,059	335	17.6%	1,180	n/m
Nonint inc-excl sec gains (losses), net	41,491	43,559	46,793	(2,068)	-4.7%	(5,302)	-11.3%
Security gains (losses), net	—	—	—	—	n/m	—	n/m
Total noninterest income	41,491	43,559	46,793	(2,068)	-4.7%	(5,302)	-11.3%
Salaries and employee benefits	60,954	58,736	58,475	2,218	3.8%	2,479	4.2%
Services and fees	16,968	17,910	15,746	(942)	-5.3%	1,222	7.8%
Net occupancy-premises	6,454	6,741	6,502	(287)	-4.3%	(48)	-0.7%
Equipment expense	5,924	6,329	6,099	(405)	-6.4%	(175)	-2.9%
Other real estate expense, net	1,752	61	866	1,691	n/m	886	n/m
FDIC assessment expense	1,758	1,897	2,995	(139)	-7.3%	(1,237)	-41.3%
Other expense	12,211	12,253	11,782	(42)	-0.3%	429	3.6%
Total noninterest expense	106,021	103,927	102,465	2,094	2.0%	3,556	3.5%
Income before income taxes and tax eq adj	41,820	46,098	45,525	(4,278)	-9.3%	(3,705)	-8.1%
Tax equivalent adjustment	3,231	3,231	3,215	—	0.0%	16	0.5%
Income before income taxes	38,589	42,867	42,310	(4,278)	-10.0%	(3,721)	-8.8%
Income taxes	5,250	6,179	5,480	(929)	-15.0%	(230)	-4.2%
Net income	$33,339	$36,688	$36,830	$(3,349)	-9.1%	$(3,491)	-9.5%

Per share data
Earnings per share - basic	$0.51	$0.55	$0.54	$(0.04)	-7.3%	$(0.03)	-5.6%

Earnings per share - diluted	$0.51	$0.55	$0.54	$(0.04)	-7.3%	$(0.03)	-5.6%

Dividends per share	$0.23	$0.23	$0.23	—	0.0%	—	0.0%

Weighted average shares outstanding
Basic	65,239,470	66,839,504	67,809,234

Diluted	65,378,500	67,028,978	67,960,583

Period end shares outstanding	64,789,943	65,834,395	67,775,068

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL INFORMATION
March 31, 2019
($ in thousands)
(unaudited)

	Quarter Ended			Linked Quarter		Year over Year
NONPERFORMING ASSETS (1)	3/31/2019	12/31/2018	3/31/2018	$ Change	% Change	$ Change	% Change
Nonaccrual loans
Alabama	$2,971	$3,361	$3,121	$(390)	-11.6%	$(150)	-4.8%
Florida	408	1,175	2,116	(767)	-65.3%	(1,708)	-80.7%
Mississippi (2)	41,145	44,331	48,600	(3,186)	-7.2%	(7,455)	-15.3%
Tennessee (3)	8,806	8,696	5,530	110	1.3%	3,276	59.2%
Texas	3,093	4,061	9,329	(968)	-23.8%	(6,236)	-66.8%
Total nonaccrual loans	56,423	61,624	68,696	(5,201)	-8.4%	(12,273)	-17.9%
Other real estate
Alabama	6,878	6,873	8,962	5	0.1%	(2,084)	-23.3%
Florida	8,120	8,771	12,550	(651)	-7.4%	(4,430)	-35.3%
Mississippi (2)	15,421	17,255	15,737	(1,834)	-10.6%	(316)	-2.0%
Tennessee (3)	994	1,025	1,523	(31)	-3.0%	(529)	-34.7%
Texas	726	744	782	(18)	-2.4%	(56)	-7.2%
Total other real estate	32,139	34,668	39,554	(2,529)	-7.3%	(7,415)	-18.7%
Total nonperforming assets	$88,562	$96,292	$108,250	$(7,730)	-8.0%	$(19,688)	-18.2%

LOANS PAST DUE OVER 90 DAYS (1)
LHFI	$670	$856	$1,419	$(186)	-21.7%	$(749)	-52.8%

LHFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$40,793	$37,384	$34,826	$3,409	9.1%	$5,967	17.1%

	Quarter Ended			Linked Quarter		Year over Year
ALLOWANCE FOR LOAN LOSSES (1)	3/31/2019	12/31/2018	3/31/2018	$ Change	% Change	$ Change	% Change
Beginning Balance	$79,290	$88,874	$76,733	$(9,584)	-10.8%	$2,557	3.3%
Provision for loan losses	1,611	2,192	3,961	(581)	-26.5%	(2,350)	-59.3%
Charge-offs	(4,033)	(16,509)	(2,542)	12,476	75.6%	(1,491)	-58.7%
Recoveries	2,137	4,733	3,083	(2,596)	-54.8%	(946)	-30.7%
Net (charge-offs) recoveries	(1,896)	(11,776)	541	9,880	83.9%	(2,437)	n/m
Ending Balance	$79,005	$79,290	$81,235	$(285)	-0.4%	$(2,230)	-2.7%

PROVISION FOR LOAN LOSSES (1)
Alabama	$791	$(346)	$618	$1,137	n/m	$173	28.0%
Florida	(595)	(160)	(863)	(435)	n/m	268	31.1%
Mississippi (2)	119	(3,594)	2,664	3,713	n/m	(2,545)	-95.5%
Tennessee (3)	(234)	3,039	(268)	(3,273)	n/m	34	12.7%
Texas	1,530	3,253	1,810	(1,723)	-53.0%	(280)	-15.5%
Total provision for loan losses	$1,611	$2,192	$3,961	$(581)	-26.5%	$(2,350)	-59.3%

NET CHARGE-OFFS (RECOVERIES) (1)
Alabama	$15	$203	$84	$(188)	-92.6%	$(69)	-82.1%
Florida	(227)	(238)	(960)	11	4.6%	733	76.4%
Mississippi (2)	2,130	(1,873)	267	4,003	n/m	1,863	n/m
Tennessee (3)	50	7,875	109	(7,825)	-99.4%	(59)	-54.1%
Texas	(72)	5,809	(41)	(5,881)	n/m	(31)	-75.6%
Total net charge-offs (recoveries)	$1,896	$11,776	$(541)	$(9,880)	-83.9%	$2,437	n/m

(1) Excludes acquired loans.
(2) Mississippi includes Central and Southern Mississippi Regions.
(3) Tennessee includes Memphis, Tennessee and Northern Mississippi Regions.

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL INFORMATION
March 31, 2019
($ in thousands)
(unaudited)

	Quarter Ended
AVERAGE BALANCES	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Securities AFS-taxable	$1,753,268	$1,847,421	$1,937,807	$2,038,759	$2,141,144
Securities AFS-nontaxable	40,159	38,821	41,889	50,035	57,972
Securities HTM-taxable	866,665	893,186	933,294	972,571	1,005,721
Securities HTM-nontaxable	28,710	29,143	29,183	30,337	32,734
Total securities	2,688,802	2,808,571	2,942,173	3,091,702	3,237,571
Loans (including loans held for sale)	9,038,204	8,933,501	8,907,588	8,707,466	8,636,967
Acquired loans	104,316	127,747	147,811	202,140	243,152
Fed funds sold and rev repos	277	843	477	1,063	478
Other earning assets	243,493	200,282	189,471	186,224	213,985
Total earning assets	12,075,092	12,070,944	12,187,520	12,188,595	12,332,153
Allowance for loan losses	(82,227)	(85,842)	(86,496)	(86,315)	(82,304)
Cash and due from banks	423,749	339,605	330,949	319,075	336,642
Other assets	1,023,862	1,023,226	1,035,327	1,042,156	1,030,738
Total assets	$13,440,476	$13,347,933	$13,467,300	$13,463,511	$13,617,229

Interest-bearing demand deposits	$2,899,467	$2,722,841	$2,602,658	$2,439,777	$2,404,428
Savings deposits	3,786,835	3,565,682	3,722,533	3,860,096	3,737,507
Time deposits	1,881,556	1,892,983	1,851,866	1,798,855	1,748,645
Total interest-bearing deposits	8,567,858	8,181,506	8,177,057	8,098,728	7,890,580
Fed funds purchased and repos	84,352	340,094	347,489	352,256	277,877
Other borrowings	90,804	90,252	187,196	249,853	752,157
Junior subordinated debt securities	61,856	61,856	61,856	61,856	61,856
Total interest-bearing liabilities	8,804,870	8,673,708	8,773,598	8,762,693	8,982,470
Noninterest-bearing deposits	2,824,220	2,862,161	2,894,061	2,930,726	2,881,374
Other liabilities	221,199	216,932	202,053	188,186	180,871
Total liabilities	11,850,289	11,752,801	11,869,712	11,881,605	12,044,715
Shareholders' equity	1,590,187	1,595,132	1,597,588	1,581,906	1,572,514
Total liabilities and equity	$13,440,476	$13,347,933	$13,467,300	$13,463,511	$13,617,229

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL INFORMATION
March 31, 2019
($ in thousands)
(unaudited)

PERIOD END BALANCES	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Cash and due from banks	$454,047	$349,561	$432,471	$387,119	$315,276
Fed funds sold and rev repos	—	830	1,000	—	112
Securities available for sale	1,723,445	1,811,813	1,864,633	1,974,675	2,097,497
Securities held to maturity	884,319	909,643	943,883	985,845	1,023,975
Loans held for sale (LHFS)	172,683	153,799	182,664	196,217	163,882
Loans held for investment (LHFI)	8,995,014	8,835,868	8,747,030	8,678,983	8,513,985
Allowance for loan losses, LHFI	(79,005)	(79,290)	(88,874)	(83,566)	(81,235)
Net LHFI	8,916,009	8,756,578	8,658,156	8,595,417	8,432,750
Acquired loans	93,201	106,932	132,615	173,107	215,476
Allowance for loan losses, acquired loans	(1,297)	(1,231)	(1,714)	(3,046)	(4,294)
Net acquired loans	91,904	105,701	130,901	170,061	211,182
Net LHFI and acquired loans	9,007,913	8,862,279	8,789,057	8,765,478	8,643,932
Premises and equipment, net	189,743	178,668	178,739	177,686	178,584
Mortgage servicing rights	86,842	95,596	101,374	97,411	94,850
Goodwill	379,627	379,627	379,627	379,627	379,627
Identifiable intangible assets	10,092	11,112	12,391	13,677	14,963
Other real estate	32,139	34,668	36,475	39,667	39,554
Operating lease right-of-use assets	33,861	—	—	—	—
Other assets	503,306	498,864	517,498	507,863	511,187
Total assets	$13,478,017	$13,286,460	$13,439,812	$13,525,265	$13,463,439

Deposits:
Noninterest-bearing	$2,867,778	$2,937,594	$2,786,539	$2,958,354	$3,004,442
Interest-bearing	8,667,037	8,426,817	8,170,371	8,114,081	7,971,359
Total deposits	11,534,815	11,364,411	10,956,910	11,072,435	10,975,801
Fed funds purchased and repos	46,867	50,471	486,865	477,891	274,833
Other borrowings	83,265	79,885	190,919	187,560	443,618
Junior subordinated debt securities	61,856	61,856	61,856	61,856	61,856
Operating lease liabilities	34,921	—	—	—	—
Other liabilities	129,265	138,384	143,658	141,451	137,194
Total liabilities	11,890,989	11,695,007	11,840,208	11,941,193	11,893,302
Common stock	13,499	13,717	14,089	14,089	14,121
Capital surplus	272,268	309,545	362,868	361,715	366,021
Retained earnings	1,342,176	1,323,870	1,302,593	1,282,007	1,257,881
Accum other comprehensive loss, net of tax	(40,915)	(55,679)	(79,946)	(73,739)	(67,886)
Total shareholders' equity	1,587,028	1,591,453	1,599,604	1,584,072	1,570,137
Total liabilities and equity	$13,478,017	$13,286,460	$13,439,812	$13,525,265	$13,463,439

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL INFORMATION
March 31, 2019
($ in thousands except per share data)
(unaudited)

	Quarter Ended
INCOME STATEMENTS	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Interest and fees on LHFS & LHFI-FTE	$109,890	$107,709	$105,993	$99,761	$94,712
Interest and fees on acquired loans	1,916	3,183	4,033	5,022	4,877
Interest on securities-taxable	14,665	15,496	16,186	16,894	17,506
Interest on securities-tax exempt-FTE	646	617	656	733	824
Interest on fed funds sold and rev repos	2	4	3	5	2
Other interest income	1,603	1,158	1,050	1,054	934
Total interest income-FTE	128,722	128,167	127,921	123,469	118,855
Interest on deposits	19,570	17,334	14,972	12,139	9,491
Interest on fed funds pch and repos	288	1,528	1,348	1,250	662
Other interest expense	825	894	1,467	1,713	3,394
Total interest expense	20,683	19,756	17,787	15,102	13,547
Net interest income-FTE	108,039	108,411	110,134	108,367	105,308
Provision for loan losses, LHFI	1,611	2,192	8,673	3,167	3,961
Provision for loan losses, acquired loans	78	(247)	(467)	(441)	150
Net interest income after provision-FTE	106,350	106,466	101,928	105,641	101,197
Service charges on deposit accounts	10,265	11,123	11,075	10,647	10,857
Bank card and other fees	7,191	7,750	7,459	7,070	6,626
Mortgage banking, net	3,442	5,716	8,647	9,046	11,265
Insurance commissions	10,871	9,562	10,765	10,735	9,419
Wealth management	7,483	7,504	7,789	7,478	7,567
Other, net	2,239	1,904	1,358	2,415	1,059
Nonint inc-excl sec gains (losses), net	41,491	43,559	47,093	47,391	46,793
Security gains (losses), net	—	—	—	—	—
Total noninterest income	41,491	43,559	47,093	47,391	46,793
Salaries and employee benefits	60,954	58,736	60,847	59,975	58,475
Services and fees	16,968	17,910	16,404	16,322	15,746
Net occupancy-premises	6,454	6,741	6,910	6,550	6,502
Equipment expense	5,924	6,329	6,200	6,202	6,099
Other real estate expense, net	1,752	61	1,168	(93)	866
FDIC assessment expense	1,758	1,897	1,999	2,538	2,995
Other expense	12,211	12,253	11,695	12,306	11,782
Total noninterest expense	106,021	103,927	105,223	103,800	102,465
Income before income taxes and tax eq adj	41,820	46,098	43,798	49,232	45,525
Tax equivalent adjustment	3,231	3,231	3,151	3,203	3,215
Income before income taxes	38,589	42,867	40,647	46,029	42,310
Income taxes	5,250	6,179	4,394	6,216	5,480
Net income	$33,339	$36,688	$36,253	$39,813	$36,830

Per share data
Earnings per share - basic	$0.51	$0.55	$0.54	$0.59	$0.54

Earnings per share - diluted	$0.51	$0.55	$0.54	$0.59	$0.54

Dividends per share	$0.23	$0.23	$0.23	$0.23	$0.23

Weighted average shares outstanding
Basic	65,239,470	66,839,504	67,621,345	67,758,097	67,809,234

Diluted	65,378,500	67,028,978	67,796,346	67,907,267	67,960,583

Period end shares outstanding	64,789,943	65,834,395	67,621,369	67,621,111	67,775,068

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL INFORMATION
March 31, 2019
($ in thousands)
(unaudited)

	Quarter Ended
NONPERFORMING ASSETS (1)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Nonaccrual loans
Alabama	$2,971	$3,361	$3,953	$3,685	$3,121
Florida	408	1,175	1,180	2,978	2,116
Mississippi (2)	41,145	44,331	41,351	39,006	48,600
Tennessee (3)	8,806	8,696	13,195	5,338	5,530
Texas	3,093	4,061	8,157	10,356	9,329
Total nonaccrual loans	56,423	61,624	67,836	61,363	68,696
Other real estate
Alabama	6,878	6,873	7,526	8,290	8,962
Florida	8,120	8,771	8,931	9,789	12,550
Mississippi (2)	15,421	17,255	18,191	19,358	15,737
Tennessee (3)	994	1,025	1,083	1,486	1,523
Texas	726	744	744	744	782
Total other real estate	32,139	34,668	36,475	39,667	39,554
Total nonperforming assets	$88,562	$96,292	$104,311	$101,030	$108,250

LOANS PAST DUE OVER 90 DAYS (1)
LHFI	$670	$856	$726	$529	$1,419

LHFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$40,793	$37,384	$34,115	$34,693	$34,826

	Quarter Ended
ALLOWANCE FOR LOAN LOSSES (1)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Beginning Balance	$79,290	$88,874	$83,566	$81,235	$76,733
Transfers (4)	—	—	772	782	—
Provision for loan losses	1,611	2,192	8,673	3,167	3,961
Charge-offs	(4,033)	(16,509)	(7,017)	(3,421)	(2,542)
Recoveries	2,137	4,733	2,880	1,803	3,083
Net (charge-offs) recoveries	(1,896)	(11,776)	(4,137)	(1,618)	541
Ending Balance	$79,005	$79,290	$88,874	$83,566	$81,235

PROVISION FOR LOAN LOSSES (1)
Alabama	$791	$(346)	$593	$434	$618
Florida	(595)	(160)	(431)	(811)	(863)
Mississippi (2)	119	(3,594)	(1,630)	2,768	2,664
Tennessee (3)	(234)	3,039	8,100	82	(268)
Texas	1,530	3,253	2,041	694	1,810
Total provision for loan losses	$1,611	$2,192	$8,673	$3,167	$3,961

NET CHARGE-OFFS (RECOVERIES) (1)
Alabama	$15	$203	$198	$112	$84
Florida	(227)	(238)	(586)	(122)	(960)
Mississippi (2)	2,130	(1,873)	4,677	1,705	267
Tennessee (3)	50	7,875	(96)	70	109
Texas	(72)	5,809	(56)	(147)	(41)
Total net charge-offs (recoveries)	$1,896	$11,776	$4,137	$1,618	$(541)

(1) Excludes acquired loans.
(2) Mississippi includes Central and Southern Mississippi Regions.
(3) Tennessee includes Memphis, Tennessee and Northern Mississippi Regions.

(4)  The allowance for loan losses balance related to the remaining loans acquired in the Bay Bank merger, which were transferred from acquired impaired loans to

       LHFI during the second quarter of 2018, and the remaining loans acquired in the Heritage acquisition and the Reliance merger, which were transferred from acquired impaired loans to LHFI during the third quarter of 2018.

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL INFORMATION
March 31, 2019
(unaudited)

	Quarter Ended
FINANCIAL RATIOS AND OTHER DATA	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Return on equity	8.50%	9.12%	9.00%	10.09%	9.50%
Return on average tangible equity	11.55%	12.41%	12.26%	13.77%	13.05%
Return on assets	1.01%	1.09%	1.07%	1.19%	1.10%
Interest margin - Yield - FTE	4.32%	4.21%	4.16%	4.06%	3.91%
Interest margin - Cost	0.69%	0.65%	0.58%	0.50%	0.45%
Net interest margin - FTE	3.63%	3.56%	3.59%	3.57%	3.46%
Efficiency ratio (1)	68.08%	66.58%	64.46%	64.96%	64.94%
Full-time equivalent employees	2,839	2,856	2,889	2,890	2,905

CREDIT QUALITY RATIOS (2)
Net charge-offs/average loans	0.09%	0.52%	0.18%	0.07%	-0.03%
Provision for loan losses/average loans	0.07%	0.10%	0.39%	0.15%	0.19%
Nonperforming loans/total loans (incl LHFS)	0.62%	0.69%	0.76%	0.69%	0.79%
Nonperforming assets/total loans (incl LHFS)	0.97%	1.07%	1.17%	1.14%	1.25%
Nonperforming assets/total loans (incl LHFS) +ORE	0.96%	1.07%	1.16%	1.13%	1.24%
ALL/total loans (excl LHFS)	0.88%	0.90%	1.02%	0.96%	0.95%
ALL-commercial/total commercial loans	0.96%	0.99%	1.13%	1.05%	1.04%
ALL-consumer/total consumer and home mortgage loans	0.57%	0.57%	0.63%	0.63%	0.64%
ALL/nonperforming loans	140.02%	128.67%	131.01%	136.18%	118.25%
ALL/nonperforming loans (excl specifically reviewed impaired loans)	342.97%	350.77%	339.79%	345.87%	314.28%

CAPITAL RATIOS
Total equity/total assets	11.77%	11.98%	11.90%	11.71%	11.66%
Tangible equity/tangible assets	9.15%	9.31%	9.26%	9.07%	9.00%
Tangible equity/risk-weighted assets	11.35%	11.11%	11.31%	11.20%	11.25%
Tier 1 leverage ratio	10.05%	10.26%	10.41%	10.22%	9.96%
Common equity tier 1 capital ratio	11.88%	11.77%	12.20%	12.01%	12.05%
Tier 1 risk-based capital ratio	12.45%	12.33%	12.76%	12.58%	12.62%
Total risk-based capital ratio	13.21%	13.07%	13.61%	13.39%	13.44%

STOCK PERFORMANCE
Market value-Close	$33.63	$28.43	$33.65	$32.63	$31.16
Book value	$24.49	$24.17	$23.66	$23.43	$23.17
Tangible book value	$18.48	$18.24	$17.86	$17.61	$17.34

(1)  The efficiency ratio is noninterest expense (excluding amortization of purchased intangibles and other real estate expense, net) to total net interest income (FTE)

     and noninterest income (excluding security gains (losses), net and amortization of partnership tax credits).  Any significant non-routine income and expense items are adjusted accordingly.

(2) Excludes acquired loans.

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIALS
March 31, 2019
($ in thousands)
(unaudited)

Note 1 – Leases

ASU 2016-02, “Leases (Topic 842)” became effective for Trustmark on January 1, 2019.  As a result, during the first quarter of 2019, Trustmark recorded operating lease right-of-use assets and operating lease liabilities of $33.9 million and $34.9 million, respectively, in its consolidated balance sheet.  In addition, Trustmark recorded finance lease right-of-use assets, net of accumulated depreciation of $11.2 million in premises and equipment, net and finance lease liabilities of $11.2 million in other borrowings.  The effect on Trustmark’s consolidated income statement is considered immaterial.

Note 2 - Securities Available for Sale and Held to Maturity

The following table is a summary of the estimated fair value of securities available for sale and the amortized cost of securities held to maturity ($ in thousands):

	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
SECURITIES AVAILABLE FOR SALE
U.S. Government agency obligations
Issued by U.S. Government agencies	$28,008	$30,335	$32,371	$36,414	$40,381
Obligations of states and political subdivisions	50,954	50,676	57,264	65,348	75,013
Mortgage-backed securities
Residential mortgage pass-through securities
Guaranteed by GNMA	66,176	67,494	65,847	60,245	62,457
Issued by FNMA and FHLMC	645,958	666,684	684,474	727,433	767,676
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	784,566	811,601	840,073	897,652	954,537
Commercial mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	147,783	185,023	184,604	187,583	197,433
Total securities available for sale	$1,723,445	$1,811,813	$1,864,633	$1,974,675	$2,097,497

SECURITIES HELD TO MATURITY
U.S. Government agency obligations
Issued by U.S. Government sponsored agencies	$3,747	$3,736	$3,725	$3,714	$3,703
Obligations of states and political subdivisions	35,352	35,783	42,623	42,458	46,011
Mortgage-backed securities
Residential mortgage pass-through securities
Guaranteed by GNMA	11,710	12,090	12,316	12,756	12,974
Issued by FNMA and FHLMC	111,962	115,133	119,040	123,377	128,517
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	559,690	578,827	600,635	627,470	653,325
Commercial mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	161,858	164,074	165,544	176,070	179,445
Total securities held to maturity	$884,319	$909,643	$943,883	$985,845	$1,023,975

At March 31, 2019, the net unamortized, unrealized loss included in accumulated other comprehensive loss in the accompanying balance sheet for securities held to maturity previously transferred from securities available for sale totaled approximately $15.0 million ($11.2 million, net of tax).

Management continues to focus on asset quality as one of the strategic goals of the securities portfolio, which is evidenced by the investment of approximately 97% of the portfolio in GSE-backed obligations and other Aaa rated securities as determined by Moody’s. None of the securities owned by Trustmark are collateralized by assets which are considered sub-prime. Furthermore, outside of stock ownership in the Federal Home Loan Bank of Dallas, Federal Home Loan Bank of Atlanta and Federal Reserve Bank, Trustmark does not hold any other equity investment in a GSE.

TRUSTMARK CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIALS
March 31, 2019
($ in thousands)
(unaudited)

Note 3 – Loan Composition

LHFI BY TYPE (excluding acquired loans)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Loans secured by real estate:
Construction, land development and other land loans	$1,209,761	$1,056,601	$1,031,491	$1,038,745	$986,188
Secured by 1-4 family residential properties	1,810,872	1,825,492	1,801,029	1,742,496	1,698,885
Secured by nonfarm, nonresidential properties	2,241,072	2,220,914	2,294,289	2,321,734	2,257,899
Other real estate secured	528,032	543,820	453,687	397,538	425,664
Commercial and industrial loans	1,558,057	1,538,715	1,565,922	1,572,764	1,561,967
Consumer loans	176,619	182,448	182,709	175,261	168,469
State and other political subdivision loans	982,626	973,818	929,178	925,452	936,014
Other loans	487,975	494,060	488,725	504,993	478,899
LHFI	8,995,014	8,835,868	8,747,030	8,678,983	8,513,985
Allowance for loan losses	(79,005)	(79,290)	(88,874)	(83,566)	(81,235)
Net LHFI	$8,916,009	$8,756,578	$8,658,156	$8,595,417	$8,432,750

ACQUIRED LOANS BY TYPE	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Loans secured by real estate:
Construction, land development and other land loans	$5,728	$5,878	$6,657	$11,900	$17,575
Secured by 1-4 family residential properties	21,441	22,556	25,274	36,419	49,289
Secured by nonfarm, nonresidential properties	46,492	47,979	66,865	85,117	100,285
Other real estate secured	8,026	8,253	8,507	9,862	14,581
Commercial and industrial loans	6,359	15,267	16,610	20,485	21,808
Consumer loans	1,033	1,356	1,514	1,700	1,920
Other loans	4,122	5,643	7,188	7,624	10,018
Acquired loans	93,201	106,932	132,615	173,107	215,476
Allowance for loan losses, acquired loans	(1,297)	(1,231)	(1,714)	(3,046)	(4,294)
Net acquired loans	$91,904	$105,701	$130,901	$170,061	$211,182

TRUSTMARK CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIALS
March 31, 2019
($ in thousands)
(unaudited)

Note 3 – Loan Composition (continued)

	March 31, 2019
LHFI - COMPOSITION BY REGION (1)	Total	Alabama	Florida	Mississippi (Central and Southern Regions)	Tennessee (Memphis, TN and Northern MS Regions)	Texas
Loans secured by real estate:
Construction, land development and other land loans	$1,209,761	$437,802	$78,574	$323,968	$21,736	$347,681
Secured by 1-4 family residential properties	1,810,872	110,841	45,395	1,556,867	84,248	13,521
Secured by nonfarm, nonresidential properties	2,241,072	550,176	229,400	873,611	151,442	436,443
Other real estate secured	528,032	118,955	11,564	267,383	11,340	118,790
Commercial and industrial loans	1,558,057	219,344	21,124	747,115	369,630	200,844
Consumer loans	176,619	24,285	5,120	125,588	19,217	2,409
State and other political subdivision loans	982,626	92,603	41,979	605,775	23,538	218,731
Other loans	487,975	77,123	17,093	314,831	34,457	44,471
Loans	$8,995,014	$1,631,129	$450,249	$4,815,138	$715,608	$1,382,890

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS BY REGION (1)
Lots	$59,984	$14,748	$19,284	$19,046	$1,545	$5,361
Development	66,376	9,769	6,994	31,661	846	17,106
Unimproved land	103,616	21,012	14,716	34,113	12,784	20,991
1-4 family construction	232,594	105,503	13,252	81,962	2,066	29,811
Other construction	747,191	286,770	24,328	157,186	4,495	274,412
Construction, land development and other land loans	$1,209,761	$437,802	$78,574	$323,968	$21,736	$347,681

LOANS SECURED BY NONFARM, NONRESIDENTIAL PROPERTIES BY REGION (1)
Non-owner occupied:
Retail	$381,601	$160,404	$49,105	$92,029	$25,385	$54,678
Office	216,245	63,214	19,588	83,031	7,698	42,714
Nursing homes/senior living	213,501	71,514	—	135,927	6,060	—
Hotel/motel	258,384	64,106	66,912	52,900	33,379	41,087
Mini-storage	99,097	11,454	5,909	35,282	595	45,857
Industrial	88,148	21,057	6,381	14,234	1,340	45,136
Health care	44,577	11,762	3,248	27,557	—	2,010
Convenience stores	30,089	2,921	—	16,152	698	10,318
Other	60,906	7,497	8,246	13,099	6,838	25,226
Total non-owner occupied loans	1,392,548	413,929	159,389	470,211	81,993	267,026

Owner-occupied:
Office	162,849	35,109	26,580	56,283	5,810	39,067
Churches	90,352	19,843	6,563	44,209	15,395	4,342
Industrial warehouses	148,813	11,963	3,672	61,508	12,908	58,762
Health care	104,587	23,263	6,606	58,583	2,619	13,516
Convenience stores	111,562	13,772	12,627	61,690	1,183	22,290
Retail	74,247	15,654	7,347	32,195	2,899	16,152
Restaurants	49,903	3,525	1,394	25,598	17,499	1,887
Auto dealerships	29,226	7,868	314	12,211	8,833	—
Other	76,985	5,250	4,908	51,123	2,303	13,401
Total owner-occupied loans	848,524	136,247	70,011	403,400	69,449	169,417
Loans secured by nonfarm, nonresidential properties	$2,241,072	$550,176	$229,400	$873,611	$151,442	$436,443

(1)	Excludes acquired loans.

TRUSTMARK CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIALS
March 31, 2019
($ in thousands)
(unaudited)

Note 4 – Yields on Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:

	Quarter Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Securities – taxable	2.27%	2.24%	2.24%	2.25%	2.26%
Securities – nontaxable	3.80%	3.60%	3.66%	3.66%	3.68%
Securities – total	2.31%	2.28%	2.27%	2.29%	2.30%
Loans - LHFI & LHFS	4.93%	4.78%	4.72%	4.60%	4.45%
Acquired loans	7.45%	9.89%	10.82%	9.96%	8.13%
Loans - total	4.96%	4.86%	4.82%	4.72%	4.55%
FF sold & rev repo	2.93%	1.88%	2.50%	1.89%	1.70%
Other earning assets	2.67%	2.29%	2.20%	2.27%	1.77%
Total earning assets	4.32%	4.21%	4.16%	4.06%	3.91%

Interest-bearing deposits	0.93%	0.84%	0.73%	0.60%	0.49%
FF pch & repo	1.38%	1.78%	1.54%	1.42%	0.97%
Other borrowings	2.19%	2.33%	2.34%	2.20%	1.69%
Total interest-bearing liabilities	0.95%	0.90%	0.80%	0.69%	0.61%

Net interest margin	3.63%	3.56%	3.59%	3.57%	3.46%
Net interest margin excluding acquired loans	3.60%	3.50%	3.50%	3.46%	3.37%

Reflected in the table above are yields on earning assets and liabilities, along with the net interest margin which equals reported net interest income-FTE, annualized, as a percent of average earning assets. In addition, the table includes net interest margin excluding acquired loans, which equals reported net interest income-FTE excluding interest income on acquired loans, annualized, as a percent of average earning assets excluding average acquired loans.

During the first quarter of 2019, the yield on acquired loans totaled 7.45% and included $243 thousand in recoveries from the settlement of debt, which represented approximately 0.95% of the annualized total acquired loan yield.  During the fourth quarter of 2018, the yield on acquired loans totaled 9.89% and included $1.1 million in recoveries from the settlement of debt, which represented approximately 3.52% of the annualized total acquired loan yield.

Excluding acquired loans, the net interest margin increased to 3.60% for the first quarter of 2019 when compared to the fourth quarter of 2018, as growth in the yield on the loans held for investment and held for sale portfolio, runoff of maturing investment securities, and favorable funding mix were offset by higher costs of interest-bearing deposits.

Note 5 – Mortgage Banking

Trustmark utilizes a portfolio of exchange-traded derivative instruments, such as Treasury note futures contracts and option contracts, to achieve a fair value return that offsets the changes in fair value of mortgage servicing rights (MSR) attributable to interest rates.  These transactions are considered freestanding derivatives that do not otherwise qualify for hedge accounting under generally accepted accounting principles (GAAP).  Changes in the fair value of these exchange-traded derivative instruments, including administrative costs, are recorded in noninterest income in mortgage banking, net and are offset by the changes in the fair value of the MSR.  The MSR fair value represents the present value of future cash flows, which among other things includes decay and the effect of changes in interest rates.  Ineffectiveness of hedging the MSR fair value is measured by comparing the change in value of hedge instruments to the change in the fair value of the MSR asset attributable to changes in interest rates and other market driven changes in valuation inputs and assumptions.  The impact of this strategy resulted in a net negative ineffectiveness of $4.8 million as mortgage spreads tightened and market volatility increased during the first quarter of 2019.

The following table illustrates the components of mortgage banking revenues included in noninterest income in the accompanying income statements:

	Quarter Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Mortgage servicing income, net	$5,607	$5,730	$5,428	$5,502	$5,588
Change in fair value-MSR from runoff	(2,398)	(2,752)	(3,181)	(3,334)	(2,507)
Gain on sales of loans, net	3,576	5,206	6,411	5,414	4,585
Other, net	1,405	(1,393)	(83)	1,365	295
Mortgage banking income before hedge ineffectiveness	8,190	6,791	8,575	8,947	7,961
Change in fair value-MSR from market changes	(8,863)	(6,537)	2,615	1,743	9,521
Change in fair value of derivatives	4,115	5,462	(2,543)	(1,644)	(6,217)
Net positive (negative) hedge ineffectiveness	(4,748)	(1,075)	72	99	3,304
Mortgage banking, net	$3,442	$5,716	$8,647	$9,046	$11,265

TRUSTMARK CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIALS
March 31, 2019
($ in thousands)
(unaudited)

Note 6 – Other Noninterest Income and Expense

Other noninterest income consisted of the following for the periods presented ($ in thousands):

	Quarter Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Partnership amortization for tax credit purposes	$(2,010)	$(2,101)	$(2,202)	$(2,202)	$(2,202)
Increase in life insurance cash surrender value	1,783	1,808	1,805	1,770	1,738
Other miscellaneous income	2,466	2,197	1,755	2,847	1,523
Total other, net	$2,239	$1,904	$1,358	$2,415	$1,059

Trustmark invests in partnerships that provide income tax credits on a Federal and/or State basis (i.e., new market tax credits, low income housing tax credits and historical tax credits). The income tax credits related to these partnerships are utilized as specifically allowed by income tax law and are recorded as a reduction in income tax expense.

Trustmark did not receive any nontaxable proceeds related to bank-owned life insurance during the first quarter of 2019.  Trustmark received $24 thousand, $13 thousand and $1.2 million of nontaxable proceeds related to bank-owned life insurance during the fourth quarter of 2018, the third quarter of 2018 and the second quarter of 2018, respectively.  These proceeds were recorded in other miscellaneous income in the table above.

Other noninterest expense consisted of the following for the periods presented ($ in thousands):

	Quarter Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Loan expense	$2,697	$2,425	$2,824	$3,046	$2,791
Amortization of intangibles	1,101	1,279	1,286	1,286	1,397
Other miscellaneous expense	8,413	8,549	7,585	7,974	7,594
Total other expense	$12,211	$12,253	$11,695	$12,306	$11,782

Note 7 – Non-GAAP Financial Measures

In addition to capital ratios defined by U.S. generally accepted accounting principles (GAAP) and banking regulators, Trustmark utilizes various tangible common equity measures when evaluating capital utilization and adequacy.  Tangible common equity, as defined by Trustmark, represents common equity less goodwill and identifiable intangible assets.

Trustmark believes these measures are important because they reflect the level of capital available to withstand unexpected market conditions.  Additionally, presentation of these measures allows readers to compare certain aspects of Trustmark’s capitalization to other organizations.  These ratios differ from capital measures defined by banking regulators principally in that the numerator excludes shareholders’ equity associated with preferred securities, the nature and extent of which varies across organizations.  In Management’s experience, many stock analysts use tangible common equity measures in conjunction with more traditional bank capital ratios to compare capital adequacy of banking organizations with significant amounts of goodwill or other tangible assets, typically stemming from the use of the purchase accounting method in accounting for mergers and acquisitions.

These calculations are intended to complement the capital ratios defined by GAAP and banking regulators.  Because GAAP does not include these capital ratio measures, Trustmark believes there are no comparable GAAP financial measures to these tangible common equity ratios.  Despite the importance of these measures to Trustmark, there are no standardized definitions for them and, as a result, Trustmark’s calculations may not be comparable with other organizations.  Also there may be limits in the usefulness of these measures to investors.  As a result, Trustmark encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.  The following table reconciles Trustmark’s calculation of these measures to amounts reported under GAAP.

TRUSTMARK CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIALS
March 31, 2019
($ in thousands except per share data)
(unaudited)

Note 7 – Non-GAAP Financial Measures (continued)

		Quarter Ended
		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
TANGIBLE EQUITY
AVERAGE BALANCES
Total shareholders' equity		$1,590,187	$1,595,132	$1,597,588	$1,581,906	$1,572,514
Less: Goodwill		(379,627)	(379,627)	(379,627)	(379,627)	(379,627)
Identifiable intangible assets		(10,666)	(11,811)	(13,083)	(14,380)	(15,782)
Total average tangible equity		$1,199,894	$1,203,694	$1,204,878	$1,187,899	$1,177,105

PERIOD END BALANCES
Total shareholders' equity		$1,587,028	$1,591,453	$1,599,604	$1,584,072	$1,570,137
Less: Goodwill		(379,627)	(379,627)	(379,627)	(379,627)	(379,627)
Identifiable intangible assets		(10,092)	(11,112)	(12,391)	(13,677)	(14,963)
Total tangible equity	(a)	$1,197,309	$1,200,714	$1,207,586	$1,190,768	$1,175,547

TANGIBLE ASSETS
Total assets		$13,478,017	$13,286,460	$13,439,812	$13,525,265	$13,463,439
Less: Goodwill		(379,627)	(379,627)	(379,627)	(379,627)	(379,627)
Identifiable intangible assets		(10,092)	(11,112)	(12,391)	(13,677)	(14,963)
Total tangible assets	(b)	$13,088,298	$12,895,721	$13,047,794	$13,131,961	$13,068,849
Risk-weighted assets	(c)	$10,548,472	$10,803,313	$10,681,621	$10,633,646	$10,449,352

NET INCOME ADJUSTED FOR INTANGIBLE AMORTIZATION
Net income		$33,339	$36,688	$36,253	$39,813	$36,830
Plus: Intangible amortization net of tax		826	959	965	965	1,049
Net income adjusted for intangible amortization		$34,165	$37,647	$37,218	$40,778	$37,879
Period end common shares outstanding	(d)	64,789,943	65,834,395	67,621,369	67,621,111	67,775,068

TANGIBLE COMMON EQUITY MEASUREMENTS
Return on average tangible equity (1)		11.55%	12.41%	12.26%	13.77%	13.05%
Tangible equity/tangible assets	(a)/(b)	9.15%	9.31%	9.26%	9.07%	9.00%
Tangible equity/risk-weighted assets	(a)/(c)	11.35%	11.11%	11.31%	11.20%	11.25%
Tangible book value	(a)/(d)*1,000	$18.48	$18.24	$17.86	$17.61	$17.34

COMMON EQUITY TIER 1 CAPITAL (CET1)
Total shareholders' equity		$1,587,028	$1,591,453	$1,599,604	$1,584,072	$1,570,137
AOCI-related adjustments		40,915	55,679	79,946	73,739	67,886
CET1 adjustments and deductions:
Goodwill net of associated deferred tax liabilities (DTLs)		(365,748)	(365,779)	(365,823)	(366,036)	(366,248)
Other adjustments and deductions for CET1 (2)		(9,099)	(9,815)	(10,868)	(14,204)	(12,233)
CET1 capital	(e)	1,253,096	1,271,538	1,302,859	1,277,571	1,259,542
Additional tier 1 capital instruments plus related surplus		60,000	60,000	60,000	60,000	60,000
Less: additional tier 1 capital deductions		—	—	—	—	(714)
Additional tier 1 capital		60,000	60,000	60,000	60,000	59,286
Tier 1 capital		$1,313,096	$1,331,538	$1,362,859	$1,337,571	$1,318,828

Common equity tier 1 capital ratio	(e)/(c)	11.88%	11.77%	12.20%	12.01%	12.05%

(1)	Calculation = ((net income adjusted for intangible amortization/number of days in period)*number of days in year)/total average tangible equity.
(2)	Includes other intangible assets, net of DTLs, disallowed deferred tax assets (DTAs), threshold deductions and transition adjustments, as applicable.